Exhibit 10.3
GUARANTY
          THIS GUARANTY is made on the 27th day of July, 2006, by Rainier Home Health Care Pharmacy, Inc., a Washington corporation (“Rainier”), Precision Healthcare, Inc., a Tennessee corporation (“Precision”), Long Term Rx, Inc., an Indiana corporation (“Long Term Rx”), Home Med Channel, Inc., an Indiana corporation (“Home Med”), Holland Compounding Pharmacy, Inc., a Washington corporation (“Holland CP”), and Holland Drug Store, Inc. a Washington corporation (“Holland”, and collectively with Rainier, Precision, Long Term Rx, Home Med, and Holland CP, “Guarantors”), in favor of Michael G. Browning (“Lender”).
RECITALS
          A. Guarantors are indirect subsidiaries of Standard Management Corporation, an Indiana corporation (“Borrower”).
          B. Borrower intends to obtain from Lender a bridge loan to be evidenced by a Secured Promissory Note of even date herewith, in the original principal amount of $2,837,087.67 (such promissory note, as amended, modified, renewed, or extended from time to time, the “Note”).
          C. Lender has advised Borrower and Guarantors that Lender will not extend the bridge loan unless all of Borrower’s obligations under the Note and the Fee Letter are guaranteed by Guarantors.
          D. Guarantors are willing and have agreed to guarantee all such obligations of Borrower, as hereinafter provided.
AGREEMENT
          NOW, THEREFORE, in consideration of and as an inducement to Lender to extend credit to Borrower upon the terms and conditions set forth in the Note, and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Guarantors agree as follows:
          1. The Guaranty. Guarantors, jointly and severally, unconditionally and irrevocably guarantee: (a) the due and punctual payment in full by Borrower when due of the indebtedness of Borrower to Lender evidenced by or arising under the Note and under the Fee Letter dated July 26, 2006, by Borrower to Lender (the “Fee Letter”), and all extensions, renewals, and modifications thereof, and (b) the due and punctual performance and observance by Borrower of all of the other terms, covenants, representations, warranties, and conditions agreed to by Borrower in the Note and the Fee Letter.
          2. Certain Lender Discretions. Guarantors expressly agree that Lender may, in Lender’s sole and absolute discretion, without notice to or further assent of Guarantors, and without in any way releasing, affecting or impairing the obligations and liabilities of any Guarantor hereunder: (a) waive compliance with, or default under, or grant any other indulgences with respect to, the Note or the Loan Documents (as defined in the Note), (b) agree to modify, amend, or change any provisions of the Note or the Loan Documents, (c) grant extensions or renewals of or with respect to the obligations and covenants of Borrower and Guarantors under the Note or the Loan Documents (and/or effect any release, compromise or settlement in connection therewith), and (d) deal in all respects with Borrower, each Guarantor, and all collateral for the obligations of Borrower and each Guarantor, as if this Guaranty were not in effect.

          3. Nature of Guaranty. The liability of Guarantors under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon pursuit by Lender of any remedies it may have against Borrower or any Guarantor with respect to the Note or any of the Loan Documents. No exercise or non-exercise by Lender of any right given to it hereunder or under the Note or any Loan Document shall affect any of Guarantors’ obligations hereunder or give Guarantors any recourse against Lender. Without limiting the generality of the foregoing, Lender shall not be required to make any demand on Borrower, or otherwise pursue or exhaust its remedies against Borrower or any collateral security for the obligations of Borrower or any Guarantor before, simultaneously with or after, enforcing its rights and remedies hereunder against Guarantors. Any one or more successive and/or concurrent actions may be brought hereon against Guarantors either in the same action, if any, brought against Borrower, or in separate actions, as often as Lender, in his sole discretion, may deem advisable. The obligations of Guarantors under this Guaranty shall be unconditional irrespective of failure of genuineness, validity, regularity or enforceability of the Note resulting from action or inaction on the part of Borrower or any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Guarantors hereby expressly waive acceptance hereof, and any notice or demand to which they would otherwise be entitled hereunder solely by reason of the fact that its position is one of suretyship, including without limitation notice of non-performance of Borrower under the Note or of any Guarantor under any Loan Documents and presentment for payment, protest, or notice of protest for any obligation created under the Note.
          4. Certain Rights of Lender. All rights and remedies afforded to Lender by reason of this Guaranty, or by law, are separate and cumulative and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies. No delay or omission by Lender in exercising any such right or remedy shall operate as a waiver thereof. No waiver of any rights and remedies hereunder shall be deemed made by Lender unless in writing and duly executed. No modification or amendment hereof shall be deemed made except in writing duly executed by Lender and Guarantors. Any such written waiver shall apply only to the particular instance specified therein and shall not impair the further exercise of such right or remedy or of any other right or remedy of Lender, and no single or partial exercise of any right or remedy hereunder shall preclude further exercise of any other right or remedy.
          5. No Impairment. The obligation of Guarantors to make payment for or perform the obligations of Borrower in accordance with the terms of this Guaranty shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower or its estate in bankruptcy or reorganization resulting from the operation of any present or future provision of the United States Bankruptcy Code or other similar laws or statutes affecting the enforcement of creditors’ rights.
          6. General Provisions. This Guaranty shall be governed by and construed in accordance with the laws of the State of Indiana, without regard to such jurisdiction’s conflict of laws principles. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Guaranty, but this Guaranty shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein. Titles and headings to articles and sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Guaranty. Lender shall be entitled, in addition to such other relief as it may be entitled, to collect from Guarantors, or any of them, all of Lender’s reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and costs) incurred in enforcing the terms of this Guaranty.

          7. Covenant of Guarantors. Each Guarantor agrees that it will not declare or pay any dividend or distribution on its capital stock, or redeem, repurchase, or otherwise acquire or retire any of its capital stock without the prior written consent of Lender.
[Signature Page Follows]

          IN WITNESS WHEREOF, Guarantors have caused this Guaranty to be executed as of the day and year first above written.

Rainier Home Health Care Pharmacy, Inc.
By:	/s/ Michael B. Berry
Printed: Michael B. Berry
Title: Treasurer

Precision Healthcare, Inc.
By:	/s/ Michael B. Berry
Printed: Michael B. Berry
Title: Treasurer

Long Term Rx, Inc.
By:	/s/ Michael B. Berry
Printed: Michael B. Berry
Title: Treasurer

Home Med Channel, Inc.
By:	/s/ Michael B. Berry
Printed: Michael B. Berry
Title: Treasurer

Holland Compounding Pharmacy, Inc.
By:	/s/ Michael B. Berry
Printed: Michael B. Berry
Title: Treasurer

Holland Drug Store, Inc.
By:	/s/ Michael B. Berry
Printed: Michael B. Berry
Title: Treasurer

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